SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: August 13, 2002



                         SYMBOLLON PHARMACEUTICALS, INC.
             (Exact name of Registrant as specified in its charter)


    Delaware                     0-22872                 36-3463683
----------------------------   -----------  ------------------------------------
(State or other jurisdiction   (Commission  (I.R.S. Employer Identification No.)
of incorporation)              File Number)



               37 Loring Drive, Framingham, Massachusetts 01702
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:

                                 (508) 620-7676
                           -------------------------


                                 Not Applicable
                           -------------------------
         (Former name or former address, if changed since last report.)

Item 9.  Regulation FD Disclosure.

         (a)  Certificate of Quarterly Report by Chief Executive Officer.

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Symbollon Pharmaceuticals, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jack H. Kessler, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Jack H. Kessler


Jack H. Kessler
Chief Executive Officer
August 13, 2002

         (b)  Certificate of Quarterly Report by Chief Financial Officer.

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Symbollon Pharmaceuticals, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul C. Desjourdy, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Paul C. Desjourdy


Paul C. Desjourdy
Chief Financial Officer
August 13, 2002

                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2002                   SYMBOLLON PHARMACEUTICALS, INC.


                                        By:   /s/ Paul C. Desjourdy
                                           ------------------------------
                                           Paul C. Desjourdy,
                                           President/COO/CFO
                                           and authorized signatory